Exhibit 10.26

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-051
DATE OF CHANGE ORDER: November 20, 2007
OWNER: Sabine Pass LNG, L.P.
Bundle of Changes #11
CONTRACTOR: Bechtel Corporation	A. Corrosion Resistant Barrier for Non-insulated Pipe
B. Start-up Services for Temporary Compressor
DATE OF AGREEMENT: December 18, 2004	C. Contractor Representatives Designated

The Agreement between the Parties listed above is changed as follows:

A.	Corrosion Resistant Barrier for Non-insulated Pipe (T-7014)

Supply and install Corrosion Resistant Barriers under all non-insulated piping that is in direct contact with the supporting steel.

B.	Start-Up Services for Temporary Pipeline Compressor (T-7023)

Provide start-up services for temporary pipeline compressor. Start-up services to include inspection of piping for cleaning, valve operation, instrument checks, Vendor support, monitoring, N2 purge of piping and compressor and leak checks.

C.	Designation of Contractor Representatives

Effective October 18, 2007, Section 2.2(B) of the Agreement is hereby revised to delete reference to Asok Kumar and add the following “Contractor Representatives”:

Carl Strock, Project Director

Pat McCormack, Project Manager

Both newly appointed Contractor Representatives have complete authority to act on behalf of Contractor on all matters pertaining to the Agreement or the Work including giving instructions and making changes to the Work.

ATTACHMENTS:
A-1) Detail Estimate Corrosion Resistant Barriers (T-7014)
A-2) Payment Milestones Wear Plates (T-7014)		$526,656

B-1) Detail Estimate Start-Up Services (T-7023)
B-2) Payment Milestones Start-Up Services (T-7023)		$20,000

	Change Order SP/BE-051 TOTAL:	$546,656

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-051
DATE OF CHANGE ORDER: November 20, 2007
OWNER: Sabine Pass LNG, L.P.
Bundle of Changes #11
CONTRACTOR: Bechtel Corporation	A. Corrosion Resistant Barrier for Non-insulated Pipe
B. Start-up Services for Temporary Compressor
DATE OF AGREEMENT: December 18, 2004	C. Contractor Representatives Designated

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 050)	$164,899,545
The Contract Price prior to this Change Order was	$811,835,545
The Contract Price will be increased by this Change Order in the amount of	$546,656
The new Contract Price including this Change Order will be	$812,382,201

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – Send-Out Piping Modifications (T-2002).

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-051
DATE OF CHANGE ORDER: November 20, 2007
OWNER: Sabine Pass LNG, L.P.
Bundle of Changes #11
CONTRACTOR: Bechtel Corporation	A. Corrosion Resistant Barrier for Non-insulated Pipe
B. Start-up Services for Temporary Compressor
DATE OF AGREEMENT: December 18, 2004	C. Contractor Representatives Designated

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Director
Title
12-19-07	1/7/08
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

12/19/07
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

December 18, 2007
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-052

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: November 1, 2007

CONTRACTOR: Bechtel Corporation	LNG Tank Force Majeure Settlement & Tank Stainless Steel Material Adjustment

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

Owner and Contractor agree to implement and incorporate the following changes in connection with the completion of Tanks 1, 2 & 3 (“Tank Settlement”). This Tank Settlement settles and resolves all issues or claims arising out of or relating to hurricanes Katrina, Rita, Wilma, or Humberto, or any Excessive Monthly Precipitation events or other Force Majeure events occurring prior to the date of this Change Order, to the extent relating to the LNG Tanks or the Tank Subcontractor. This agreement does not prejudice or waive any rights the Parties’ may have with respect to any Force Majeure events, if any, occurring after the date of this Change Order. All amounts paid to Contractor hereunder (and future Change Orders if a System 1 RFCD Bonus, Tank 2 RFCD Bonus, and/or Tank 3 Early RFCD Bonus is earned under Section IV below) will in turn be promptly paid in full to Contractor’s LNG Tank Subcontractor (a joint venture of Diamond LNG LLC and Matrix Service, Inc., such joint venture collectively referred to as “Matrix”). Owner and Contractor also agree to implement the stainless steel material adjustments in Section IV.E.(2) below.

I.	Change Order No. SP/BE-0037 Payment Method Adjustment

A. Force Majeure Provisional Sums

Change Order No. SP/BE-0037 identified an adjustment to the Contract Price in the amount of $6,888,833.00 referred to as “Revised Compensation & Equipment Forecast to recover schedule impacts” (hereafter “FM Provisional Sum”). As of November 1, 2007, the remaining balance (not yet invoiced) of the FM Provisional Sum is $2,207,884.00. Owner agrees to pay to Contractor the FM Provisional Sum balance in six (6) equal consecutive monthly payments of $367,980.67 commencing with the first invoice cycle following execution by both Parties of this Change Order No. SP/BE-052. This agreement as to the payment method for the FM Provisional Sum supersedes any provision to the contrary contained in Change Order No. SP/BE-0037.

B. Potential Bonus Amounts—Tanks 1, 2&3

Price adjustments for “Potential Bonuses” to be paid to the LNG Tank Subcontractor as identified in Section 2 (and Attachment A, Items 5.01, 5.02 & 5.03) of Change Order No. SP/BE-0037 shall remain unchanged.

Except as specifically modified above and by Section IV.E.(4), all other provisions of Change Order No. SP/BE-0037 shall remain unchanged.

II.	Additional Force Majeure Sums

Owner agrees to provide an additional price adjustment to the Contract Price in the amount of $3,852,467.00 for the purpose of attracting qualified craft and supervision personnel and to offset the costs of increased craft compensation claimed by Matrix (“Additional FM Sums”). Owner agrees to pay to Contractor the Additional FM Sums in six (6) equal consecutive monthly payments of $642,077.80 commencing with the first invoice cycle following execution by both Parties of this Change Order No. SP/BE-052.

III.	Additional Schedule Recovery & Labor Hour Increases – Lump Sum

For the purpose of facilitating the schedule recovery efforts with respect to the LNG Tanks and supplementing Matrix’s costs due to labor hour increases, Owner agrees to provide an additional Contract Price adjustment of $2,000,000 to facilitate Matrix’s schedule recovery efforts. Contractor will invoice Owner for the full lump sum amount of $2,000,000 following execution by both Parties of the Change Order No. SP/BE-052. Such invoice is due and payable no later than twenty-five (25) Days after receipt by Owner.

IV.	Additional Schedule Recovery & Labor Hour Increases – Bonus & Other Conditions

1 of 5

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-052

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: November 1, 2007

CONTRACTOR: Bechtel Corporation	LNG Tank Force Majeure Settlement & Tank Stainless Steel Material Escalation

DATE OF AGREEMENT: December 18, 2004

For the purpose of facilitating Matrix’s schedule recovery efforts with respect to the LNG Tanks and supplementing Matrix’s costs due to labor hour increases, Owner agrees to pay an amount not to exceed $5,622,041 should the following milestones be achieved, or as adjusted as described below:

A.	System 1 RFCD Bonus

In the event RFCD for System 1 is achieved by the date of February 18, 2008, Contractor will be entitled to and Owner will pay an additional $2,300,000.00 (System 1 RFCD Bonus) to Contractor. If RFCD for System 1 is not achieved by February 18, 2008, then the amount of the System 1 RFCD Bonus will be decreased by $230,000.00 for each Day after February 18, 2008 that RFCD for System 1 has not been achieved, down to a System 1 RFCD Bonus of zero (U.S. $0).

B.	Tank 2 RFCD Bonus

In the event System 1 and Tank 2 are RFCD by March 23, 2008 Contractor will be entitled to and Owner will pay an additional $2,300,000.00 (Tank 2 RFCD Bonus) to Contractor. If RFCD for System 1 is met by March 23, 2008, but the RFCD for Tank 2 is not achieved by March 23, 2008 (or if RFCD for Tank 2 is met by March 23, 2008 but RFCD for System 1 is not met by March 23, 2008), the amount of the Tank 2 RFCD Bonus will be decreased by $230,000.00 for each Day after March 23, 2008 that RFCD for System 1 and Tank 2 have not been achieved down to a Tank 2 RFCD Bonus of zero (U.S. $0).

C.	Tank 3 Early RFCD Bonus

In the event System 1 and Tank 3 are RFCD by April 27, 2008, Contractor will be entitled to and Owner will pay an additional $1,022,041.00 (Tank 3 RFCD Bonus) to Contractor. If RFCD for System 1 is met by April 27, 2008, but RFCD for Tank 3 is not achieved by April 27, 2008 (or if RFCD for Tank 3 is met by April 27, 2008, but RFCD for System 1 is not met by April 27, 2008), the amount of the Tank 3 RFCD Bonus will be decreased by $15,723.00 for each Day after April 27, 2008 that RFCD for System 1 and Tank 3 have not been achieved, down to a Tank 3 RFCD Bonus of zero (U.S. $0).

D.	RFCD Bonus

Dates noted above under Sections A, B, and C are fixed unless modified by Change Order executed between the Parties. A separate Change Order to authorize payment of the foregoing bonus amounts will be executed at such time as each bonus is earned.

E.	Other Conditions

(1)	Craft Special Incentive

Any payment of the System 1 RFCD Bonus amount and Tank 2 RFCD Bonus amount by Contractor to Matrix shall be subject to a condition that a portion of such payment shall be used to fund a special incentive plan for the benefit of Matrix’s craft and field staff personnel (“Craft Special Incentive”), such plan to be developed and implemented by Matrix with the assistance of Contractor, as further provided herein. This Craft Special Incentive is in addition to any currently existing incentive and/or bonus plans of Matrix.

The Craft Special Incentive shall be funded from the payments made for System 1 RFCD Bonus amount and Tank 2 RFCD Bonus amount, in an amount total not to exceed $700,000.00 as follows:

In the event Contractor receives the full System 1 RFCD Bonus amount, not less than $350,000.00 of such System 1 RFCD Bonus shall fund the Craft Special Incentive. If the System 1 RFCD date is not timely

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-052

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: November 1, 2007

CONTRACTOR: Bechtel Corporation	LNG Tank Force Majeure Settlement & Tank Stainless Steel Material Escalation

DATE OF AGREEMENT: December 18, 2004

achieved as provided in Section IV above, the amount of the Craft Special Incentive to be funded from the System 1 RFCD Bonus will be decreased by $35,000.00 for each Day after February 18, 2008 that RFCD for System 1 has not been achieved, down to a Craft Special Incentive amount of zero (U.S. $0).

In the event Contractor receives the full Tank 2 RFCD Bonus amount, not less than $350,000.00 of such Tank 2 RFCD Bonus shall fund the Craft Special Incentive. If the Tank 2 RFCD date is not timely achieved as provided in Section IV above, the amount of the Craft Special Incentive to be funded from the Tank 2 RFCD Bonus will be decreased by $35,000.00 for each Day after March 23, 2008 that RFCD for System 1 and Tank 2 has not been achieved, down to a Craft Special Incentive amount of zero (U.S. $0).

(2)	Stainless Steel Material Escalation Index

Effective January 1, 2007, the formulas contained in Sections 3.4 and 3.8 of Attachment EE, Rev 1, shall be amended as follows:

3.4 Adjustment for Tank Stainless Steel (“TankSSadj”)

                TankSSadj = U.S.$524,846*[(( S1 + SSC1)/2798.2) – 1]

3.8 Adjustment for Piping and Valves (“PVadj”)

                PVadj = U.S.$6,463,670*0.5*[(( S1 + SSC1)/2798.2) – 1]

Except as specifically amended above, Sections 3.4 and 3.8 of Attachment EE, Rev 1 remain unchanged.

(3) The adjusted Ready for Cool Down dates, Target Bonus Date and Forecasted Substantial Completion date identified in Change Order No. SP/BE-0032 dated May 16, 2007 shall remain unchanged.

(4) Unless a Force Majeure event occurs after the date of this Change Order, Contractor waives and releases Owner through the term of the Agreement from and against any and all claims for any additional compensation or other relief with respect to Matrix ability to attract qualified craft and supervision personnel, schedule relief or supplement costs incurred by Matrix due to labor increases.

REFERENCES:

Change Order No. SP/BE-0032 dated May 16, 2006

Change Order No. SP/BE-0037 dated September 30, 2006

Change Order No. SP/BE-006 dated April 18, 2005

Change Order No. SP/BE-033 dated May 30, 2006

Change Order No. SP/BE-041 dated January 2, 2007

Change Order No. SP/BE-049 dated June 11, 2007

Change Order SP/BE-052 TOTAL: $5,852,467.00

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-052

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: November 1, 2007

CONTRACTOR: Bechtel Corporation	LNG Tank Force Majeure Settlement & Tank Stainless Steel Material Escalation

DATE OF AGREEMENT: December 18, 2004

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 050)	$164,899,545
The Contract Price prior to this Change Order was	$811,835,545
Change Order No. SP/BE-051 dated November 20, 2007	$546,656

The Contract Price will be increased by this Change Order in the amount of	$5,852,467
The new Contract Price including this Change Order will be	$818,234,668

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: Refer to Section II and Section III for payment details

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-052
DATE OF CHANGE ORDER: November 1, 2007
OWNER: Sabine Pass LNG, L.P.
LNG Tank Force Majeure Settlement & Tank
CONTRACTOR: Bechtel Corporation	Stainless Steel Material Escalation

DATE OF AGREEMENT: December 18, 2004

/s/ Charif Souki	Carl A. Strock
* Charif Souki	Contractor
Chairman	Carl A. Strock
Name
Project Director
Title
12-19-07	28 Jan 08
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

12/19/07
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

December 28, 2007
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.